SUPPLEMENT DATED JANUARY 17, 1997

                         TO PROSPECTUS
                     DATED DECEMBER 1, 1996
                              for
                     FBL SERIES FUND, INC.


     At page 2, under the caption "Investment Adviser and Distributor" in the "Summary" section, the second sentence describing the maximum annual management fee rate is replaced with the following:

     The maximum annual fee rate is .25% of average daily net assets for the Blue Chip and Money Market Portfolios, .40% of average daily net assets for the High Grade Bond Portfolio, .50% of average daily net assets for the Value Growth Portfolio, .55% of average daily net assets for the High Yield Bond Portfolio and .60% of average daily net assets for the Managed Portfolio.

     At page 3, under the heading "Annual Fund Operating Expenses
(As a percentage of net assets)" in the "Summary of Expenses" section, the tables are replaced with the following:

                              High      High
                     Value    Grade     Yield
                     Growth   Bond      Bond

Management Fees     0.50%     0.40%     0.55%
12b-1 Fees          0.50      0.50      0.50
Other Expenses      0.62      0.95      0.95

Total Fund Operating
   Expenses         1.62%     1.85%     2.00%

                              Money     Blue
                    Managed   Market    Chip

Management Fees     0.60%     0.25%(1)  0.25%
12b-1 Fees          0.50      0.50      0.50
Other Expenses      0.81      1.10      1.04

Total Fund Operating
   Expenses         1.91%     1.85%     1.79%

     (1)  Total operating expenses for the Money Market
     Portfolio were 2.00% for the fiscal year ended July 31, 1996. The figures have been restated for the reduction in management fees from 0.40% to 0.25% effective December
     1, 1996.


     At page 30, the table below the second paragraph is replaced with the following:

                                 Average Daily Net Assets
                                First    Second    Third
                                $200     $200      $200
          Portfolio             Million  Million   Million
          Value Growth          0.50%     0.45%     0.40%
          High Grade Bond       0.40%     0.35%     0.30%
          High Yield Bond       0.55%     0.50%     0.45%
          Managed               0.60%     0.55%     0.50%
          Money Market          0.25%     0.25%     0.25%
          Blue Chip             0.25%     0.25%     0.25%